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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                    Pursuant to Section 13 or 15(D) of the
                        Securities Exchange Act of 1934


                               September 16, 1997
                       (Date of earliest event reported)


                            PS GROUP HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                      1-7141                 33-0692068
(State or other jurisdiction   (Commission file number)    (I.R.S. Employer
     of incorporation)                                    Identification No.)


                    4370 La Jolla Village Drive, Suite 1050
                          San Diego, California 92122
             (Address of principal executive offices and zip code)


                                 (619) 642-2999
                        (Registrant's telephone number)
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ITEM 5.  OTHER EVENTS

     On September 16, 1997, PS Group Holdings, Inc. (the "Company") announced it had entered into an agreement to sell the Wholesale Division of the Company's fuel distribution subsidiary. A copy of the related press release is attached hereto as Exhibit 99.1.



ITEM 7.  (c)  EXHIBITS

Exhibit
Number        Description
------        -----------

99.1          Press Release dated September 16, 1997



                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              PS GROUP HOLDINGS, INC.
                                              (Registrant)

Date: September 16, 1997

                                              By: /s/  L. A. Guske
                                                  -------------------------
                                                  Lawrence A. Guske
                                                  Vice President - Finance and
                                                  Chief Financial Officer